Exhibit 99.13

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

ABS New Transaction

Computational Materials

$[263,580,000] (approximate)

Offered Certificates

Terwin Mortgage Trust

Asset-Backed Certificates, Series TMTS 2005-10HE

Specialized Loan Servicing, LLC

Servicer

JPMorgan Chase Bank, National Association

Servicing Administrator, Backup Servicer and Securities Administrator

U.S. Bank National Association

Trustee

May [5], 2005

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

The attached tables and other statistical analyses (the “Computational Materials”) are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee’s legal, tax, financial and / or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

The information contained herein with respect to the subordination levels and class sizes of the Certificates is subject to change at any time prior to the Closing Date, which is expected to be on or about July [28], 2005. The Prospectus will describe the material characteristics of the Certificates, including class sizes and subordination levels. All such information included herein is preliminary only, subject to revision, and expressly qualified in its entirety by the information appearing in the Prospectus. The class sizes and subordination levels shown herein reflect preliminary rating agency feedback based on currently-available information. They are subject to change to account for changes in interest rates and other factors which may occur prior to the Closing Date. It is not anticipated that the other transaction characteristics disclosed in the Prospectus will differ materially from those shown herein. Please refer to the Prospectus for a description of the Certificates and the Mortgage Loans as ultimately constituted.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and / or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

All average are wtg averages.

	Originator/ Source 1	Originator/ Source 2	Originator/ Source 3	Aggregate
FICO avg				623
FICO stdev				68.83
FICO <500%				3.07
FICO <500%				22
10th Percentile FICO				526
90th Percentile FICO				707
CLTV avg				77.72
CLTV >80%				35.17
SS CLTV				N/A
10th Percentile CLTV				60
90th Percentile CLTV				90
Full Doc %				60.49
Loan Bal avg				109391.52
DTI %				37.64
DTI >45%				29.89
Purch %				28.57
Cash Out %				67.05
Fxd %				22.78
3 yr ARM >= %				15.102
WAC avg				7.24
WAC stdev				1.38
1st Lien %				100
MI %				0.47
CA %				29.62
Sng Fam %				81.24
Invt Prop %				19.36
MH %				0
IO %				10.43
2yr IO%				0.1
IO non-Full Doc %				6.1
2-4 Fam %				7.81
Prim Occ %				78.74
<$100K Bal %				36.26
2yr Prepay Penalty %				30.34

Originator/Source	WA LTV	WA CLTV	WA SS CLTV	FICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
Ameriquest	78.74	78.74	NA	617	7.06	51.71	27.09	22.87	100	0	29.22	72.46	0	36.1	24.11	0
Greenlight Financial Services	77.32	77.32	NA	662	7.171	25.63	45.58	24.2	100	0	20.71	44.94	32.73	37.15	27.51	1.28
Acoustic Home Loans	72.22	72.22	NA	617	7.539	8.2	1.78	0.86	100	0	50.36	75.67	5.87	42.14	48.57	0
Quick Loan Funding	79.65	79.65	NA	602	7.749	4.53	40.14	4.27	100	0	35.67	21.85	20.27	42.53	48.23	0
GreenPoint	76.83	76.83	NA	506	8.563	4.37	0	1.41	100	0	62.33	71.87	6.07	44.09	50.4	0
Coastal Capital	73.67	73.67	NA	634	6.806	3.19	23.34	18.6	100	0	8.48	4.48	0	36.43	25.24	3.92
Secured Funding Corporation	81.14	81.14	NA	608	7.523	1.35	6.59	11.18	100	0	0	54.55	27.63	39.64	50.51	0
One Source Mortgage, LLC	83.95	83.95	NA	576	8.552	0.88	0	14.44	100	0	51.55	22.57	0	42.98	57.67	0
Other	82.09	82.09	NA	685	7.488	0.13	65.54	100	100	0	0	65.54	0	38.93	0	13.94

Total:	77.72	77.72	NA	623	7.237	100	28.57	19.36	100	0	29.62	60.49	10.43	37.64	29.89	0.47

Documentation	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
Full	77.34	77.34	NA	616	6.962	60.49	22.02	16.13	100	0	33.61	100	7.16	38.27	32.36	0.08
Non-Full	78.29	78.29	NA	633	7.657	39.51	38.61	24.3	100	0	23.51	0	15.43	36.59	26.11	1.06

Total	77.72	77.72	NA	623	7.237	100	28.57	19.36	100	0	29.62	60.49	10.43	37.64	29.89	0.47

Interest Only	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
2-yr IO	88.27	88.27	NA	606	7.493	0.75	17.57	0	100	0	50.05	69.3	100	39.48	32.48	0
Other IO	77.47	77.47	NA	690	6.518	9.68	34.17	10.35	100	0	39.2	39.37	100	35.94	29.74	0.43
Non-IO	77.66	77.66	NA	616	7.312	89.57	28.06	20.49	100	0	28.41	62.7	0	37.79	29.88	0.48

Total	77.72	77.72	NA	623	7.237	100	28.57	19.36	100	0	29.62	60.49	10.43	37.64	29.89	0.47

FICO	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
0-499	76.17	76.17	NA	482	8.659	3.07	0	2.45	100	0	58	71.31	0	45.85	58.66	0
500-559	75.03	75.03	NA	534	8.431	18.93	14.38	6.33	100	0	16.4	72.08	0.76	38.02	31.12	0
560-599	76.93	76.93	NA	580	7.433	16.78	20.24	12.65	100	0	28.78	66.1	1.44	38.69	37.05	0
600-639	80.69	80.69	NA	619	6.958	19.65	27.02	20.62	100	0	31.69	52.71	5.29	37.92	28.62	0.7
640-679	78.98	78.98	NA	659	6.738	16.25	36.71	27.44	100	0	31.48	52.13	17.1	36.44	24.3	0.85
680>=	77.32	77.32	NA	715	6.577	25.32	44.16	29.42	100	0	33.82	58.2	24.56	36.04	25.31	0.77

Total	77.72	77.72	NA	623	7.237	100	28.57	19.36	100	0	29.62	60.49	10.43	37.64	29.89	0.47

Low Balance	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<80,000	79.98	79.98	NA	601	8.276	34.98	39.65	36.57	100	0	1.13	64.78	0.12	33.73	17.82	0.31
80,000-100,000	75.56	75.56	NA	628	7.72	1.51	33.91	24.2	100	0	8.31	55.8	6.13	38.89	38.09	0
100,000>=	76.52	76.52	NA	635	6.653	63.51	22.35	9.76	100	0	45.81	58.24	16.2	39.87	36.34	0.57

Total	77.72	77.72	NA	623	7.237	100	28.57	19.36	100	0	29.62	60.49	10.43	37.64	29.89	0.47

Lien Position	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
1st Lien	77.72	77.72	NA	623	7.237	100	28.57	19.36	100	0	29.62	60.49	10.43	37.64	29.89	0.47
2nd Lien			NA

Total	77.72	77.72	NA	623	7.237	100	28.57	19.36	100	0	29.62	60.49	10.43	37.64	29.89	0.47